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                                                                    Exhibit 10.2

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                          OMNIS TECHNOLOGY CORPORATION
                              OMNIS SOFTWARE, INC.

                             NOTE PURCHASE AGREEMENT


                                October 31, 1997


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                                         TABLE OF CONTENTS

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
1.      The Credit...............................................................................1
        1.1    The Advance of Funds..............................................................1
        1.2    Closing Date......................................................................2
        1.3    Delivery..........................................................................2
        1.4    Interest Rate.....................................................................2
        1.5    Term..............................................................................2
        1.6    Prepayment........................................................................3
        1.7    No Usury..........................................................................3

2.      Representations and Warranties of the Lender.............................................3
        2.1    Experience........................................................................3
        2.2    Tax Consequences..................................................................4
        2.3    Authority.........................................................................4
        2.4    Access to Data....................................................................4
        2.5    Reverse Stock Split...............................................................4

3.      Representations and Warranties of the Company, Parent and Omnis Foreign Subsidiaries.....5
        3.1    Corporate Organization and Authority of the Company...............................5
        3.2    Corporate Power...................................................................5
        3.3    Capitalization....................................................................6
        3.4    Authorization.....................................................................7
        3.5    No Conflict.......................................................................7
        3.6    Accuracy of Reports...............................................................8
        3.7    Changes...........................................................................8
        3.8    Governmental Consent, etc.........................................................9
        3.9    Full Disclosure..................................................................10
        3.10   Direct and Indirect Benefits.....................................................10

4.      Conditions of Lender's Obligations at Closing...........................................10
        4.1    Representations and Warranties...................................................10
        4.2    Performance......................................................................10
        4.3    Proceedings Satisfactory; Compliance Certificate.................................11
        4.4    Other Agreements.................................................................11
        4.5    No Actions Pending...............................................................11

5.      Miscellaneous...........................................................................11
        5.1    Governing Law....................................................................11
        5.2    Successors and Assigns...........................................................11
        5.3    Entire Agreement.................................................................11
        5.4    Notices, etc.....................................................................12

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                                         TABLE OF CONTENTS
                                            (CONTINUED)

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
        5.5    Counterparts.....................................................................12
        5.6    Severability.....................................................................12
        5.7    Headings.........................................................................12
        5.8    Survival of Representations and Warranties.......................................13
        5.9    Amendment of Agreement...........................................................13
        5.10   Finder's Fees....................................................................13
        5.11   Expenses.........................................................................13

EXHIBITS

Exhibit A - Form of Promissory Note

Exhibit B - Guarantees

Exhibit C - Schedule of Exceptions

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                             Note Purchase Agreement

        This Note Purchase Agreement (the "Agreement") is entered into as of October 31, 1997, by and among Omnis Technology Corporation (f/k/a Blyth Holdings Inc.) ("Parent"); its wholly-owned direct and indirect subsidiaries Omnis Software, Inc., a California corporation (the "Company"), Omnis Holdings Limited, a corporation organized under the laws of England, and Omnis Software Limited, a corporation organized under the laws of England; and Astoria Capital Partners, L.P., a California limited partnership ("Lender").

        In consideration of the mutual covenants and conditions herein contained, the parties hereto agree as follows:

        1. The Credit

                1.1 The Advance of Funds.

                        (i) Under this Agreement, the Company has authorized the borrowing of up to $500,000 (the "Credit") in principal amount from Lender. Lender hereby agrees to make a loan to the Company in the full amount of the Credit to be paid to the Company by check or wire transfer on or before the Closing (as defined below).

                        (ii) The Company's obligations to the Lender shall be evidenced by a secured promissory note delivered to the Lender, in the form attached as Exhibit A hereto (the "Note"), at the time of the Closing.

                        (iii) The Company's obligations to Lender are guaranteed by (i) Omnis Holdings Limited, a corporation organized under the laws of England (registered in England under number 1539713) and a wholly-owned subsidiary of Parent ("Omnis Holdings UK") and (ii) Omnis Software Limited, a corporation organized under the laws of England (registered in England under


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number 1474483) and a wholly-owned subsidiary of Omnis Holdings UK ("Omnis
Software UK") (collectively the "Omnis Foreign Subsidiaries") in the form attached hereto as Exhibit B (the "Guarantees"). The obligations of the Omnis Foreign Subsidiaries under the Guarantees are secured by (a) in the case of Omnis Holdings UK's Guarantee, a lien/charge on property of Omnis Holdings UK as specified in that certain Legal Charge of even date herewith by Omnis Holdings UK in favor of Lender, and (b) in the case of Omnis Software UK's Guarantee, a lien/charge on property of Omnis Software UK as specified in that certain Debentue of even date herewith by Omnis Software UK in favor of Lender. Said Legal Charge and Debenture hereinafter are collectively referred to as the "Security Documents."

               1.2 Closing Date. The closing of the purchase and sale of the Note hereunder shall be held at the offices of Wilson Sonsini Goodrich & Rosati, 650 Page Mill Road, Palo Alto, California at 10:00 a.m., local time, on October 31, 1997 (the "Closing") or at such other time and place upon which the Company and the Lender shall agree (the date of the Closing is hereinafter referred to as the "Closing Date").

               1.3 Delivery. At the Closing, the Company will issue to Lender the Note, registered in the Lender's name, representing the principal amount of the Credit to be loaned by Lender, against the loan of such funds.

               1.4 Interest Rate. The outstanding principal balance of the Credit shall bear interest from the Closing Date until payment in full is made. The interest rate shall be eight percent (8.0%) simple interest per annum; provided that in no event shall such rate exceed the maximum rate of interest allowed by applicable law.

               1.5 Term. All outstanding principal and interest due under the Note shall be due and payable as set forth therein.

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                1.6 Prepayment. The Company may prepay the principal and accrued interest under the Note according to the terms of Section 2 of the Note.

                1.7 No Usury. This Agreement, the Note, the Guarantees, the Security Documents, and any other agreements referred to herein (collectively the "Transaction Agreements"), and any other agreements which may subsequently be entered into between the Company and the Lender, are hereby expressly limited so that in no event whatsoever, whether by reason of deferment or advancement of loan proceeds, acceleration of maturity of the loan evidenced hereby, or otherwise, shall the amount paid or agreed to be paid to Lender hereunder for the loan, use, forbearance or detention of money exceed that permissible under applicable law. If at any time the performance of any provision hereof or of any other such agreement involves a payment exceeding the limit of the price that may be validly charged for the loan, use, forbearance or detention of money under applicable law, then automatically and retroactively, ipso facto, the obligation to be performed shall be reduced to such limit, it being the specific intent of the Company and Lender hereof that all payments under this Agreement or the Note are to be credited first to interest as permitted by law, but not in excess of (i) the agreed rate of interest set forth herein, or (ii) that permitted by law, whichever is the lesser, and the balance toward the reduction of principal. The provisions of this paragraph shall never be superseded or waived and shall control every other provision of the Transaction Agreements and all other agreements between the Company and Lender.

        2. Representations and Warranties of the Lender

                Lender hereby represents and warrants to the Company, the Parent and Omnis Foreign Subsidiaries with respect to the issuance of the Note as follows:

                2.1 Experience. It is experienced in evaluating and loaning funds in high technology companies such as the Company and Parent.

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               2.2 Tax Consequences. It understands and acknowledges that any financing structured in the manner provided for herein involves certain tax risks, and therefore it has consulted its own tax advisors regarding all the federal and state tax consequences of the transactions contemplated by this Agreement.

               2.3 Authority. It has all corporate rights, power and authority to enter into this Agreement and the Note and to consummate the transactions contemplated hereby and thereby. The execution and delivery of the Transaction Agreements by the Lender and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action on its behalf. The Transaction Agreements to which Lender is a signatory have been duly executed and delivered by the Lender, and, to the extent they impose any obligations on the Lender, constitute legal, valid and binding obligations of the Lender, enforceable in accordance with their respective terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies.

               2.4 Access to Data. It has had an opportunity to discuss each of the Company's, the Parent's and Omnis Foreign Subsidiaries' (collectively "Omnis") business, management, and financial affairs with its management and the opportunity to review Omnis' facilities. It understands that such discussions, as well as any written information issued by Omnis, were intended to describe the aspects of Omnis' business and prospects which it believes to be material but were not necessarily a thorough or exhaustive description.

               2.5 Reverse Stock Split. It understands that the Parent consummated a 1:10 reverse stock split of all of the outstanding Common Stock of the Parent, and such reverse stock split was effective October 10, 1997 (the "Reverse Stock Split").

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        3. Representations and Warranties of the Company, Parent and Omnis
           Foreign Subsidiaries.

                For purposes of this Section 3, unless the context otherwise requires, the term "Parent" shall include the Parent and its direct and indirect subsidiaries, including the Company, as listed on its most recent Annual Report on Form 10-K for the year ended March 31, 1997, filed with the Securities and Exchange Commission (the "SEC"). Except as set forth in the Schedule of Exceptions attached hereto as Exhibit C, the Company, the Parent and Omnis Foreign Subsidiaries each represents and warrants to the Lender, as of the Closing Date, as follows:

                3.1 Corporate Organization and Authority of the Company. The Parent and each of its subsidiaries, including the Company and Omnis Foreign
Subsidiaries:

                        (i) is a corporation duly organized, validly existing, authorized to exercise all its corporate powers, rights and privileges and in good standing in the state or jurisdiction of its incorporation;

                        (ii) has the corporate power and authority to own and operate its properties and to carry on its business as presently conducted and as proposed to be conducted; and

                        (iii) is qualified to do business as a foreign corporation in each jurisdiction in which the ownership of its property or the nature of its business requires such qualification, except where failure to so qualify would not have a material adverse effect on the business, properties or financial condition of the Company and its subsidiaries, taken as a whole. The Company has made available to the Lender true and correct copies of its Certificate of Incorporation and By-laws as amended.

                3.2 Corporate Power. The Company, the Parent and Omnis Foreign Subsidiaries will have at the Closing Date all requisite legal and corporate power and authority to execute and deliver the

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Transaction Agreements, to sell and issue the Note hereunder and to carry out and perform its obligations under the terms of the Transaction Agreements.

                3.3 Capitalization.

                        (a) The authorized capital stock of the Parent consists of:

                                (i) Common Stock. 4,000,000 shares of Common
Stock, $0.10 par value, of which approximately 2,121,700 shares were issued and outstanding as of October 8, 1997, taking into account the Reverse Stock Split.

                                (ii) Preferred Stock. 300,000 shares of
Preferred Stock of which no shares are issued and outstanding, taking into account the Reverse Stock Split.

                                (iii) All outstanding shares of the Parent's
Common Stock have been duly authorized and validly issued (including, without limitation, issued in compliance with applicable federal and state securities laws), and are fully-paid and nonassessable.

                                (iv) As of September 29, 1997, the Parent had
reserved 201,876 shares of Common Stock (taking into account the Reverse Stock Split) for future issuance to employees, officers, directors, and consultants of the Parent pursuant to employee stock benefit plans or agreements approved by the Board of Directors. There are no other options, warrants, conversion privileges or other contractual rights presently outstanding to purchase or otherwise acquire any shares of the Parent's capital stock or other securities (whether or not authorized).

                        (b) The authorized capital stock of the Company consists of 4,900,000 shares of Common Stock, no par value, of which 100,010 shares are issued and outstanding, and 100,000 shares of Preferred Stock, no par value, none of which are outstanding.

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                        (c) Parent owns all outstanding capital stock of the
Company and Omnis Holdings UK.

               3.4 Authorization. All corporate action on the part of the Company, the Parent, Omnis Foreign Subsidiaries and their respective officers, directors and stockholders necessary for the authorization, execution, delivery and performance by the Company and Omnis Foreign Subsidiaries of all its obligations under this Agreement, the Guarantees, the Note and any other Transaction Agreement has been taken; and this Agreement, the Guarantees and the Note, once executed by the Company, Omnis Foreign Subsidiaries and the Lender, will constitute legally binding valid obligations of the Company and Omnis Foreign Subsidiaries enforceable in accordance with their respective terms, such enforceability being subject only to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies. The issuance of the Note will not give rise to any preemptive rights or rights of first refusal on behalf of any person in existence on the date hereof.

               3.5 No Conflict. The execution and delivery of the Transaction Agreements do not, and the consummation of the transactions contemplated hereby and thereby and the performance of the obligations hereunder and thereunder will not, conflict with, or result in any violation of, or default (with or without notice or lapse in time, or both), or give rise to a right of termination, cancellation or acceleration of any obligation or to a loss of a material benefit, under, any provision of the Certificate of Incorporation or By-laws of the Parent or the Articles of Incorporation or By-Laws of the Company or any corporate charter document of either of the Omnis Foreign Subsidiaries. The execution and delivery of the Transaction Agreements do not, and the consummation of the transactions contemplated hereby and thereby and the performance of the obligations hereunder and thereunder will not, conflict

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with, or result in any violation of, or default (with or without notice or lapse in time, or both), or give rise to a right of termination, cancellation or acceleration of any obligation or to a loss of a material benefit, under, any provision of any mortgage, indenture, lease or other agreement or instrument, permit, concession, franchise, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to the Company, the Parent, either of the Omnis Foreign Subsidiaries or their respective properties or assets, the effect of which could have a material adverse effect on the Parent and its subsidiaries taken as a whole, or materially impair or restrict its power to perform the obligations of the Company and either of the Omnis Foreign Subsidiaries as contemplated hereby.

               3.6 Accuracy of Reports. The Parent's Annual Report on Form 10-K for the year ended March 31, 1997 filed with the SEC, and all reports required to be filed by the Company thereafter up to the date of this Agreement under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), copies of which have been made available to the Lender, have been duly filed, were in substantial compliance with the requirements of their respective report forms, were complete and correct in all material respects as of the dates at which the information was furnished, and contained (as of such dates) no untrue statement of a material fact nor omitted to state a material fact necessary in order to make the statements made therein in light of the circumstances in which made not misleading. Since the date of the latest of such reports, there has not been any material adverse change in the condition (financial or otherwise) or results of operations of the Parent and its subsidiaries taken as a whole.

               3.7 Changes. Except as otherwise disclosed herein, in the Schedule of Exceptions attached hereto as Exhibit C, in reports filed with the SEC by the Parent under the Exchange Act, and other than continuing financial losses of the Parent, the Company and Omnis Foreign Subsidiaries since March 31, 1997, there has not been:

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                        (i) any material change in the assets, liabilities,
financial condition, prospects or operations of the Company or Parent from that reflected in the reports described in Section 3.6 above, except changes in the ordinary course of business which have not been, either in any individual case or in the aggregate, materially adverse to the Parent and its subsidiaries, taken as a whole;

                        (ii) any change, except in the ordinary course of business, in the contingent obligations of the Parent, the Company, or either of the Omnis Foreign Subsidiaries, whether by way of guaranty, endorsement, indemnity, warranty or otherwise;

                        (iii) any damage, destruction or loss, whether or not covered by insurance, materially and adversely affecting the properties or business of the Parent, the Company or either of the Omnis Foreign Subsidiaries;

                        (iv) any declaration or payment of any dividend or other distribution of the assets of the Parent, the Company or either of the Omnis Foreign Subsidiaries;

                        (v) any labor organization activity affecting the Company, the Parent or either of the Omnis Foreign Subsidiaries; or

                        (vi) to the best of the Parent's, Company's or Omnis Foreign Subsidiaries' knowledge, any other event or condition of any character which has materially adversely affected the assets, liabilities, financial condition, prospects or operations of the Parent and its subsidiaries, taken as a whole.

               3.8 Governmental Consent, etc. No consent, approval or authorization of or designation, declaration or filing with any governmental authority on the part of the Parent, the Company or Omnis Foreign Subsidiaries is required in connection with the valid execution and delivery

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of the Transaction Agreements, or the offer, sale or issuance of the Note, or the consummation of any other transaction contemplated hereby.

               3.9 Full Disclosure. The representations and warranties of the Parent, the Company and Omnis Foreign Subsidiaries contained in this Agreement, the Schedule of Exceptions and the other exhibits, or any other Transaction Agreement (including, without limitation, the Guarantees and the Security Documents) when read together, do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements contained herein or therein in light of the circumstances under which they were made not misleading.

               3.10 Direct and Indirect Benefits. The Company and each of the Omnis Foreign Subsidiaries expects to receive and will receive both direct and indirect benefits from the $500,000 Credit being extended to the Company by the Lender pursuant to this Agreement and the Note, and such benefits are real and material to the Company and each of the Omnis Foreign Subsidiaries.

        4. Conditions of Lender's Obligations at Closing. The obligations of the Lender under Section 1 of this Agreement are subject to the fulfillment at or before the Closing of each of the following conditions, any of which may be waived in writing by the Lender:

               4.1 Representations and Warranties. The representations and warranties of the Parent, the Company and Omnis Foreign Subsidiaries in this Agreement (and, as to the Omnis Foreign Subsidiaries, in the Guarantees and the Security Documents) shall be true on and as of such Closing with the same effect as if made on and as of such Closing.

               4.2 Performance. The Company, the Parent and Omnis Foreign Subsidiaries shall have performed or fulfilled all agreements, obligations and conditions contained herein and in the

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Guarantees and Security Documents required to be performed or fulfilled by the
Parent, Company and either of the Omnis Foreign Subsidiaries, as the case may be, before such Closing.

               4.3 Proceedings Satisfactory; Compliance Certificate. All corporate and legal proceedings taken by the Parent, the Company and Omnis Foreign Subsidiaries in connection with the transactions contemplated by this Agreement and all documents and papers relating to such transactions shall be satisfactory to the Lender, in the reasonable exercise of the judgment of the Lender.

               4.4 Other Agreements. The Omnis Foreign Subsidiaries shall have executed and delivered the Guarantees, the Security Agreements and a "comfort" letter from their U.K. counsel, the Cobbetts firm, in form and substance satisfactory to Lender.

               4.5 No Actions Pending. There shall not then be in effect any order enjoining or restraining the transactions contemplated by the Transaction Agreements.

        5. Miscellaneous

               5.1 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California applicable to contracts entered into and wholly to be performed within the State of California by California residents.

               5.2 Successors and Assigns. Except as otherwise provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

               5.3 Entire Agreement. The Transaction Agreements and the other documents delivered hereto and thereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof. None of the Transaction Agreements nor any term hereof and thereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought.

               5.4 Notices, etc. Any notice and other communications as required or permitted under the Transaction Agreements shall be mailed, by registered or certified mail, postage prepaid with return receipt requested, or otherwise delivered by hand, by messenger or by facsimile (with confirmation of receipt), addressed (a) if to Lender, at such Lender's address or fax number set forth on the signature page hereof, or (b) at such other address or fax number as Lender shall have furnished to the Company in writing, or, in the event someone other than the Lender becomes the holder of the Note, then to and at the address or fax number such holder of the Note has furnished to the Company in writing, or
(c) if to the Company or the Parent, at their addresses or fax numbers set forth on the signature page hereof, or at such other address or fax number as the Company shall have furnished in writing to the Lender or any subsequent holder of the Note.

               5.5 Counterparts. This Agreement may be executed in two or more counterparts, each of which may be executed by less than all of the parties hereto, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

               5.6 Severability. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

               5.7 Headings. Headings and the table of contents in this Agreement are for reference purposes only and shall not be deemed to have any substantive effect.

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               5.8 Survival of Representations and Warranties. The
representations and warranties of the parties contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing; provided however, that such representations and warranties need only be accurate as of the date of such execution and delivery and as of the Closing.

               5.9 Amendment of Agreement. Any provision of this Agreement may be modified or amended by a written instrument signed by the Company and by the Lender.

               5.10 Finder's Fees. Each of the Company and the Lender represents and warrants to the other that no person is entitled, directly or indirectly, to compensation by reason of any contract or understanding with such party, as a finder or broker in connection with the sale and purchase of the Note hereunder. Each of the Company, the Parent and Omnis Foreign Subsidiaries, on the one hand, and the Lender, on the other hand, will indemnify the other against all liabilities incurred by the indemnifying party with respect to claims related to investment banking or finders fees in connection with the transactions contemplated by this Agreement, arising out of arrangements between the party asserting such claims and the indemnifying party, and all costs and expenses (including reasonable fees of counsel) of investigating and defending such claims.

               5.11 Expenses. The Company, the Parent, the Omnis Foreign Subsidiaries and Lender will each bear their own legal and other fees and expenses in connection with the transactions contemplated by this Agreement.

        The foregoing agreement is hereby executed as of the date first above written.


OMNIS TECHNOLOGY CORPORATION              ASTORIA CAPITAL PARTNERS, L.P.
A DELAWARE CORPORATION                    BY:  ASTORIA CAPITAL MANAGEMENT, INC.



By:_____________________________           By:________________________________
                                                Rick Koe, President

Name: __________________________           Address: 6600 Southwest 92nd Avenue
                                                    Suite 370
Title: _________________________                    Portland, OR 97223
                                           Fax No.: (503) 244-3801
Address: 851 Traeger Avenue
           San Bruno, CA 94066
Fax No.:  (650) 571-7174
                                           OMNIS HOLDINGS LIMITED
                                           A CORPORATION ORGANIZED UNDER THE
OMNIS SOFTWARE, INC.                       LAWS OF ENGLAND
A CALIFORNIA CORPORATION
                                           By:________________________________

By: ___________________________            Name: _____________________________

Name: _________________________            Title:_____________________________

Title: ________________________            Address: Mitford House,
                                                    Benhall Saxmundham,
Address: 851 Traeger Avenue                         Suffolk IP17 1JS, England
         San Bruno, CA 94066               Fax No.: (650) 571-7174
Fax No.: (650) 571-7174


                                           OMNIS SOFTWARE LIMITED
                                           A CORPORATION ORGANIZED UNDER THE
                                           LAWS OF ENGLAND

                                           By: _______________________________

                                           Name:______________________________

                                           Title:_____________________________

                                           Address: Mitford House,
                                                    Benhall Saxmundham,
                                                    Suffolk IP17 1JS, England
                                           Fax No.: (650) 571-7174

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                                    EXHIBIT A

                             FORM OF PROMISSORY NOTE

                                    EXHIBIT B

                                   GUARANTEES

                                    EXHIBIT C

            SCHEDULE OF EXCEPTIONS TO REPRESENTATIONS AND WARRANTIES


        This Schedule of Exceptions is made and given pursuant to Section 3 of the Note Purchase Agreement dated as of October 31, 1997, (the "Agreement") by and among Omnis Technology Corporation, a Delaware corporation (the "Parent"), Omnis Software, Inc. (the "Company"), Omnis Foreign Subsidiaries, as defind in the Agreement, and the Lender, as defined in the Agreement. Unless the context otherwise requires, all capitalized terms shall have the meanings as defined in the Agreement. The section numbers below correspond to the section numbers of the representations and warranties in the Agreement which are modified by the disclosures; however, any information disclosed herein under any section number shall be deemed to be disclosed and incorporated into any other section number under the Agreement where such disclosure would be appropriate.

        Section 3.6 For the quarter ended September 30, 1997, the Parent expects to report a significant financial loss, which shall not be greater than the loss reported for the quarter ended June 30, 1997.